SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2003

Dollar General Corporation

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 855-4000

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

ITEM 9.

REGULATION FD DISCLOSURE

On August 28, 2003, Dollar General Corporation issued a news release regarding results of operations and financial condition for the second quarter and twenty-six weeks ended August 1, 2003, the updated 2003 outlook, and the conference call to be held to discuss second quarter results. Dollar General also issued a news release on August 28, 2003 regarding the naming of a new President and Chief Operating Officer. The news releases are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference as if fully set forth herein.

ITEM 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 28, 2003, Dollar General Corporation issued a news release regarding results of operations and financial condition for the second quarter and twenty-six weeks ended August 1, 2003, the updated 2003 outlook, and the conference call to be held to discuss second quarter results. The news release is attached hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 28, 2003	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description

99.1

News release dated August 28, 2003 regarding second quarter results.

99.2

News release dated August 28, 2003 regarding new President and Chief Operating Officer.